Prospectus Supplement	April 5, 2016

SUPPLEMENT TO THE PROSPECTUSES OF ALL OPEN-END PUTNAM FUNDS, (excluding Putnam Global Sector Fund, Putnam Money Market Liquidity Fund, Putnam RetirementReady® Funds and Putnam Short Term Investment Fund)

The first paragraph of the section How does the fund price its shares? or How do the funds price their shares? is replaced by the following:

The price of [the/each] fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

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